                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest even reported): June 4, 2001



                              MAYTAG CORPORATION
            (Exact name of registrant as specified in its charter)

                            A Delaware Corporation
                  (State or other jurisdiction incorporation)


                         Commission file number 1-655

                 I.R.S. Employer Identification No. 42-0401785


               403 West Fourth Street North, Newton, Iowa 50208
                   (Address of principal executive offices)

                  Registrant's telephone number: 641-792-7000



                                      N/A
        (Former name or former address, if changed since last report.)

Item 5. Other events

On July 17, 2001, Maytag Corporation issued a press release announcing second quarter and year to date results. The press release is filed as an exhibit herein and incorporated by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Maytag Corporation
                                                    (Registrant)

                                                    By: /s/ Steven H. Wood

                                                    Steven H. Wood
                                                    Executive Vice President and
                                                    Chief Financial Officer



     July 19, 2001
       (Date)

EXHIBIT INDEX

The following exhibits are filed herewith.


Exhibit No.

       2 Asset purchase agreement by and among Amana Appliance Company, L.P.Goodman Global Holdings, Inc. Maytag Corporation and Maytag Worldwide N.V. dated as of June 4, 2001.

       99      Press release dated July 17, 2001.